                                                                    EXHIBIT 10.6








                         INFONET SERVICES CORPORATION
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                               TABLE OF CONTENTS
                               -----------------

                                                                          Page
                                                                          ----
ARTICLE I  Purpose and Background....................................       1

     1.1  Purpose....................................................       1
     1.2  Effective Date.............................................       1
     1.3  Definitions................................................       1

ARTICLE II  Eligibility and Participation............................       1

     2.1  Commencement of Participation..............................       1
     2.2  Cessation of Participation.................................       2

ARTICLE III  Eligibility for Benefits................................       2

ARTICLE IV  Pension Benefits.........................................       2

ARTICLE V  Form of Pension Payments..................................       3

     5.1  Generally..................................................       3
     5.2  Joint and Survivor Annuity Option..........................       3
     5.3  Irrevocability of Joint and Survivor Annuity Option........       4
     5.4  Lump Sum Option............................................       5

ARTICLE VI  Death Benefits...........................................       6

ARTICLE VII  Disability Benefits.....................................       6

ARTICLE VIIA  Post-Employment Health and Medical Insurance Coverage..       7

     7A.1  Eligibility...............................................       7
     7A.2  Benefits..................................................       7
     7A.3  Duration of Coverage......................................       7

ARTICLE VIII  Administration.........................................       8

     8.1  Authority of the President.................................       8
     8.2  Delegation of Powers; Reliance on Third Parties............       8
     8.3  Indemnification............................................       8
     8.4  President's Participation..................................       9

ARTICLE IX  Right to Amend, Modify, Suspend or Terminate Plan........       9

     9.1  Amendment or Termination...................................       9
     9.2  Change in Control Provisions...............................      10

ARTICLE X  Claims Procedure..........................................      10

     10.1   Filing of Claim..............................................  10
     10.2   Initial Decision.............................................  10
     10.3   Opportunity for Review of Claim..............................  11
     10.4   Timing of Request for Review.................................  11
     10.5   Decision on Review...........................................  11
     10.6   Authority of Claims Official.................................  12
     10.7   Authority of President.......................................  12
     10.8   Arbitration..................................................  12

ARTICLE XI  Miscellaneous Provisions.....................................  13

     11.1   No Assignment of Benefits....................................  13
     11.2   Releases.....................................................  13
     11.3   No Waiver....................................................  14
     11.4   No Contract..................................................  14
     11.5   Nature of ISERP Benefits.....................................  14
     11.6   Governing Law................................................  15
     11.7   Pronouns and Plurality.......................................  15
     11.8   Titles.......................................................  15
     11.9   References...................................................  16
     11.10  Severable Provisions.........................................  16
     11.11  Inability to Ascertain Amount of Payment or to Locate Payee..  16
     11.12  Minors and Incompetents......................................  16
     11.13  Payment Not Salary...........................................  17
     11.14  Withholding..................................................  17
     11.15  Successors of the Employers..................................  17
     11.16  Other Documents Incorporated by Reference....................  17

ARTICLE XII  Definitions.................................................  18

     Affiliate...........................................................  18
     Beneficiary.........................................................  18
     Board of Directors..................................................  18
     Change in Control...................................................  19
     Code................................................................  19
     Continuous Service..................................................  19
     Deemed Age..........................................................  19
     Deemed Years of Service.............................................  20
     Effective Date......................................................  20
     Eligible Employee...................................................  20
     Employee............................................................  20
     Employer............................................................  20
     ERISA...............................................................  20
     IDIP................................................................  20
     Infonet.............................................................  20
     Infonet Pension Plan................................................  20
     ISERP...............................................................  20
     Lump Sum Value......................................................  20

     Participant.........................................................  21
     Participation Form..................................................  21
     Permanent Disability................................................  21
     Plan Year...........................................................  21
     President...........................................................  21
     Qualified Compensation..............................................  21
     Secretary...........................................................  22
     Separation from Service.............................................  22
     Top Hat Employee....................................................  22

                         INFONET SERVICES CORPORATION

                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                    ARTICLE

                            Purpose and Background
                            ----------------------

          1.1  Purpose.  The purpose of the Infonet Supplemental Executive
               -------
Retirement Plan (the "ISERP") is to provide pension benefits to designated officers and designated key executives of the Employer in addition to pension benefits that may be payable to them under the Infonet Pension Plan and any other retirement plan or agreement under which benefits may be payable with respect to such person. In addition, the ISERP will also provide designated officers and key executives of the Employer and their spouses and their dependent children with certain post-employment health and medical insurance coverage.

          1.2  Effective Date.  The ISERP was originally effective as of January
               --------------
1, 1993, and was subsequently amended and restated as of January 1, 1997, and January 1, 1999. This amendment and restatement of the ISERP is effective as of October 1, 2000.

          1.3  Definitions.  The capitalized terms used herein shall have the
               -----------
meanings set forth in Article XII hereof, unless a different meaning is plainly required by context.
                                  ARTICLE II

                         Eligibility and Participation
                         -----------------------------

          2.1  Commencement of Participation.  An Eligible Employee may become a
               -----------------------------
Participant in the ISERP on or after the later of the Effective Date and the date he executes and returns to the President a Participation Form, provided that at the time such person elects to participate in the ISERP, he is a participant in the Infonet Pension Plan or, in the case of an employee of an Affiliate, such other pension or retirement plans as are designated by the President in the Participation Form.

          2.2  Cessation of Participation.  Except as may otherwise be required
               --------------------------
pursuant to Article VIIA, a person shall cease to be a Participant in the ISERP upon the completion of the distribution of the Participant's pension benefits under the ISERP. A Participant who ceases to be a participant in the Infonet Pension Plan, or in the case of an employee of an Affiliate, such other pension or retirement plans as are designated by the President in the Participation Form, shall cease pension benefit accruals under the ISERP as of the last day of the Plan Year in which the Participant ceases to participate in the Infonet Pension Plan or such other plan or plans.

                                  ARTICLE III

                       Eligibility for Pension Benefits
                       --------------------------------

          A Participant shall become eligible to commence receiving pension benefits under the ISERP (a) after the Participant's Separation from Service and
(b) after attaining the minimum Deemed Age and the specified sum of Deemed Age plus Deemed Years of Service in the Participant's Participation Form. However, a Participant who has attained the minimum Deemed Age specified in the Participant's Participation Form on or prior to July 1, 1998 may elect to have his Lump Sum Value transferred to the IDIP in accordance with the election provided in Section 5.4(b) hereof.

                                  ARTICLE IV

                               Pension Benefits
                               ---------------

     With the exception of a Participant who makes an election under Section 5.4 hereof while he is accruing pension benefits under the ISERP to have his Lump Sum Value transferred to the IDIP and subsequently has such amount transferred, each Participant, provided that such Participant is eligible to receive benefits under Article III hereof, shall be paid a monthly pension benefit commencing on the first day of the first month following the date of the Participant's Separation from Service and continuing for the Participant's lifetime, which benefit shall be equal to any positive difference between (a) a percentage of the Participant's Qualified Compensation based upon the sum of such Participant's Deemed Age and Deemed Years of Service as of the date of the Participant's Separation from Service, all as set forth in the Participant's Participation Form, and (b) the Participant's vested accrued monthly benefit under the Infonet Pension Plan, or in the case of an employee of an Affiliate, such other pension or retirement plans as are designated by the President in the Participation Form, assuming that such benefit is payable to the Participant in the form of a single life annuity commencing on the first day of the first month after the date of the Participant's Separation from Service. If the election and transfer described in Section 5.4 hereof occurs while the Participant is an Employee, no further pension benefits shall accrue under the ISERP for such Participant or be payable after such transfer to such Participant upon his subsequent Separation from Service. If a Participant ceases to be a Participant or an Eligible Employee, he shall thereupon cease further accruals of pension benefits under the ISERP.

                                   ARTICLE V

                           Form of Pension Payments
                           ------------------------

          5.1  Generally.  Subject to Sections 5.2 and 5.4 hereof, pension
               ---------
benefits payable under the ISERP shall be paid to the Participant monthly for the Participant's life.

          5.2  Joint and Survivor Annuity Option.  At least one year prior to
               ---------------------------------
the commencement of payment of a Participant's pension benefits pursuant to
Section 5.1 hereof, the Participant may, in lieu of receiving pension benefits in the form described in Section 5.1 hereof, elect to receive benefit payments under the ISERP in the form of a joint and survivor annuity which provides reduced monthly benefits for the lifetime of the Participant with a stipulated percentage elected by the Participant of such reduced amount being payable after the Participant's death to the spouse to whom the Participant is married as of the date of the Participant's Separation from Service, for the lifetime of such spouse. No such election shall become effective if the Participant's Separation from Service occurs within one year of the date of such election; notwithstanding the foregoing, a Participant who marries within the one year period prior to Separation from Service may elect a joint and survivor annuity with 60 days following the date of such marriage. The amount of the monthly benefit payable under this option shall be determined by reference to factors such as the Participant's life expectancy, the life expectancy of the Participant's spouse, prevailing interest rates and the percentage of the Participant's monthly benefit which is payable after the Participant's death to the Participant's spouse, all (except for such percentage, which is selected by the Participant) as determined by the President, such that the value of the joint and survivor annuity provided under this Section 5.2 is the actuarial equivalent of the benefits otherwise payable under Section 5.1 hereof. In determining the monthly amount payable under the joint and survivor annuity option provided under this Section 5.2 with respect to any Participant, the President may rely upon such information as he, in his sole discretion, deems reliable, including but not limited to, the opinion of an enrolled actuary or annuity purchase rates quoted by an insurance company licensed to conduct an insurance business in the State of California.

          5.3  Irrevocability of Joint and Survivor Annuity Option.  A
               ---------------------------------------------------
Participant's election of a joint and survivor annuity provided under Section
5.2 hereof is irrevocable after benefit payments have commenced and the monthly amount payable during the lifetime of the Participant shall in no event be adjusted by reason of the death of the Participant's spouse prior to the death of the Participant, or by reason of the dissolution of the marriage between the

Participant and such spouse, or for any other reason, except that a Participant whose marriage is dissolved may designate another beneficiary to receive the pension benefits which would otherwise be payable to the Participant's former spouse as a joint and survivor annuity provided under Section 5.2 hereof.

          5.4  Lump Sum Option.
               ---------------

               (a) In lieu of receiving pension benefits in the form described in either Sections 5.1 or 5.2 hereof, a Participant may elect to have his Lump Sum Value transferred and credited on the date that such Participant would otherwise commence receiving benefits under Sections 5.1 or 5.2 hereof to his account under the IDIP and paid in accordance with his elections under the IDIP. This election must be made at least one (1) calendar year preceding the date upon which distribution of amounts under the ISERP would otherwise have been made for those who have not attained the minimum Deemed Age on or prior to July 1, 1998; provided, that no such election shall become effective if the Participant's Separation from Service occurs within one year of such election.

               (b) For those Participants who attained the minimum Deemed Age on or prior to July 1, 1998, the Participant may elect, at least one calendar year preceding the date of transfer, to transfer and credit his Lump Sum Value to his account under the IDIP, provided that no such election shall become effective if the Participant's Separation from Service occurs within one year of such election. If a Participant elects to transfer and credit his Lump Sum Value to his account under the IDIP while still active, (i) the offset described in
Article IV(b) shall be determined and frozen as of the date of transfer; (ii) no further pension benefits shall accrue or be payable under Article IV hereof from and after the date of transfer and (c) death benefits under Article VI will be payable up to the date of transfer but not thereafter.

               (c) Any election to transfer the Participant's Lump Sum Value to the IDIP may be amended not later than one calendar year preceding the original date of transfer; provided that no such amended election shall become effective if the Participant's Separation from Service occurs within one year of such amended election.

                                  ARTICLE VI

                                Death Benefits
                                --------------

     In lieu of the pension benefit provided under Article IV, the named Beneficiary of a Participant who dies while he is employed by an Employer shall be entitled to receive a lump sum benefit equal to two hundred fifty percent (250%) of the Participant's Qualified Compensation, determined as of the date of such Participant's death. No death benefit hereunder shall be payable with respect to any Participant who dies after his Separation from Service, except that the spouse of a deceased Participant shall continue to receive pension benefits under the ISERP if the Participant was receiving pension benefits at the date of his death in the form of a joint and survivor annuity.

                                  ARTICLE VII

                              Disability Benefits
                              -------------------

     No disability benefits shall be payable under the ISERP, except that a Participant who suffers a Permanent Disability and incurs a Separation from Service shall be entitled to receive pension benefits under the ISERP upon the Participant's Separation from Service as set forth in Article IV.

                                 ARTICLE VIIA

                  Post-Employment Health and Medical Coverage
                  -------------------------------------------

          7A.1  Eligibility.  With respect to Separations from Service which
                -----------
occur on and after October 1, 2000, a Participant who satisfies the requirements of Article III shall be eligible for post-employment health and medical insurance coverage as described in Section 7A.2.

          7A.2  Benefits.  The Employer shall provide comprehensive health and
                --------
medical insurance coverage hereunder consisting of coverage for a Participant, and such Participant's spouse and the Participant's dependent children, which coverage shall be not less favorable to the Participant, the Participant's spouse and the Participant's dependent children as the health and medical benefit coverage applicable to such Participant immediately prior to the date on which the Participant satisfies the requirements of Section 7A.1. Notwithstanding the foregoing, (a) if any change made by the Employer in health and medical benefits coverage for executive Employees occurs subsequent to the date of the Participant's Separation from Service and (b) if such change results in superior health and medical insurance coverage for executive Employees than is then applicable to the Participant, the Participant's spouse and the Participant's dependents, such superior health and medical benefits coverage, or the equivalent thereof, shall be substituted for the health and medical benefits coverage then applicable to the Participant, the Participant's spouse and the Participant's dependents under the ISERP. For purposes of this Article VIIA, "spouse" and "dependent children" shall have the same meaning as defined in the written instrument governing the operation of the health and medical coverage applicable to the Participant at the time such Participant satisfies the requirements of Section 7A.1.

          7A.3  Duration of Coverage.  The health and medical insurance coverage
                --------------------
provided under this Article VIIA shall be in effect with respect to the Participant from the date such coverage is effective pursuant to Section 7A.1 until the date of the Participant's death.

Upon the death of the Participant, coverage for the Participant's spouse and dependent children shall continue for the lifetime of such spouse. In the event the spouse is not living upon the death of the Participant or if the Participant and the Participant's spouse die in a common accident, continuation of coverage with respect to the Participant's dependent children subsequent to the death of the Participant shall be determined in accordance with the terms of the health and medical insurance coverage applicable to the Participant at the time of the Participant's death.

                                 ARTICLE VIII

                                Administration

          8.1  Authority of the President.  The ISERP shall be administered by
               --------------------------
the President, who shall have all such powers as are necessary for the operation and administration of the ISERP, or by such other person or persons to whom the President may delegate all or part of the President's powers or responsibilities hereunder. With respect to all matters pertaining to the ISERP, the President or his designated delegate shall be responsible for the operation and administration of the ISERP and shall have the power in its good faith discretion to interpret the ISERP and all documents relating thereto and to make such other determinations as may be required or appropriate. Each determination by the President or his designated delegate as to any matter respecting the operation and administration of the ISERP and the other provisions of the ISERP shall be made in a nondiscriminatory manner.

          8.2  Delegation of Powers; Reliance on Third Parties.  The President
               -----------------------------------------------
may delegate his powers as appropriate and may engage counsel and such clerical, financial, investment, accounting, and other specialized services as he may deem necessary or desirable for the operation and administration of the ISERP. The President shall be entitled to rely upon any opinions, reports or other advice furnished by counsel or other specialists engaged for such purpose and, in so relying, shall be fully protected in any action, determination, or mission taken or made in good faith.

          8.3  Indemnification.  The Employers shall defend, indemnify and hold
               ---------------
harmless the President and the Compensation Committee of the Board of Directors (and each member thereof), and any other person or committee to whom they have delegated any of their responsibilities hereunder, acting in their capacity as such and not as Participants herein, from any and all claims, losses, damages, expenses (including reasonable attorneys' fees and expenses) and liabilities (collectively "Liability") arising from any action, failure to act, or other conduct in their official capacity under the ISERP, except with respect to any Liability which results from an individual's own gross negligence or willful misconduct.

          8.4  President's Participation.  The President shall be eligible to
               -------------------------
participate in the ISERP in the same manner as any other employee, provided that the designation of the President as a Participant and any other action provided herein with respect to the President's participation in the ISERP shall be taken by the Compensation Committee of the Board of Directors and implemented by the Secretary.

                                  ARTICLE IX

               Right to Amend, Modify, Suspend or Terminate Plan
               -------------------------------------------------

          9.1  Amendment or Termination.  By action of the Board of Directors,
               ------------------------
Infonet may amend, modify, suspend or terminate the ISERP or the Participants' Participation Forms without further liability to any Participant, Employee, former Employee or any other person. Notwithstanding the preceding sentence, the ISERP and Participants' Participation Forms may not be amended, modified, suspended or terminated so as to reduce the amount of the pension benefit or post-employment health and medical insurance coverage of a Participant
(or such Participant's spouse and dependent children, as applicable), without the express prior written consent of such Participant or, if deceased, such Participant's spouse. In the event that both the Participant and the Participant's spouse are deceased, but post-employment health and medical insurance coverage remains in effect with respect to a dependent child or children of the Participant pursuant to Article VIIA hereof, the legal guardian of each such child shall be required to provide the express prior written consent required herein. Upon termination of the ISERP, the President in his sole discretion may pay the Participants the Lump Sum Value of their pension benefits under the ISERP within thirty (30) days after the termination of the ISERP, may cause such amounts to be distributed in accordance with Article V hereof or may in his sole discretion make arrangements for immediate distributions of annuity benefits under the ISERP to Participants.

          9.2  Change in Control Provisions.  During the three-year period
               ----------------------------
immediately following any Change in Control, the Board of Directors may not amend, modify, suspend or terminate the ISERP or a Participant's Participation Form in any respect with respect to any person who was a Participant in the ISERP on the date of the Change in Control without the express prior written consent of such Participant. For the avoidance of doubt, the provisions of
Section 9.1 shall apply at all times, both before any Change in Control and following any Change of Control.

                                   ARTICLE X

                               Claims Procedure
                               ----------------

          10.1  Filing of Claim.  Any claim for benefits under the ISERP shall
                ---------------
be filed in writing with the President or any person or committee designated by the President as the ISERP's claims official (the "Claims Official").

          10.2  Initial Decision.  If the Claims Official wholly or partially
                ----------------
denies the claim, he shall, within a reasonable period of time after receipt of the claim, provide the claimant with written notice of such denial setting forth, in a manner calculated to be understood by the claimant: (a) the specific reason or reasons for such denial,
(b) specific reference to the pertinent ISERP provisions on which the denial is based, (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary and (d) an explanation of the ISERP's claims review procedure.

          10.3  Opportunity for Review of Claim.  The Claims Official shall
                -------------------------------
provide each claimant with a reasonable opportunity to appeal a denial of a claim and an opportunity for a full and fair review of such denial. The claimant or his duly authorized representative: (a) may request a review upon written application to the Claims Official, (b) may review pertinent documents and (c) may submit issues and comments to the Claims Official in writing.

          10.4  Timing of Request for Review.  The Claims Official may establish
                ----------------------------
such time limits within which a claimant may request review of a denied claim as are reasonable in relation to the nature of the benefit which is the subject of the claim and to other attendant circumstances but which, in no event, shall be less than sixty (60) days after receipt by the claimant of written notice of denial of his claim.

          10.5  Decision on Review.  The decision by the Claims Official upon
                ------------------
his review of a claim shall be made not later than sixty (60) days after receipt by the Claims Official of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred and twenty (120) days after receipt of such request for review. The decision on review shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the claimant with specific references to the pertinent ISERP provisions on which the decision is based.

          10.6  Authority of Claims Official.  The Claims Official shall have
                ---------------------------
the full power and authority to resolve any questions and settle all controversies that may arise in connection with the ISERP. No Claims Official shall be liable to any person for any action taken or omitted in connection with the interpretation of the ISERP or deciding claims hereunder.

          10.7  Authority of President.  The President shall determine, subject
                ----------------------
to the concurrence of the Compensation Committee of the Board of Directors: (a) the Eligible Employees who shall participate in the ISERP from time to time and
(b) when an Eligible Employee shall cease to be eligible.

          10.8  Arbitration.  If a Participant elects, any dispute under the
                -----------
ISERP between the Participant and the Participant's Employer shall be submitted to private and confidential arbitration by a single neutral arbitrator (unless otherwise provided pursuant to this Section 10.8). Subject to the terms of this
Section 10.8, the arbitration proceedings shall be held in Los Angeles, California, and shall be governed by the Commercial Arbitration Rules of the American Arbitration Association and the arbitrator shall be selected by the Participant and the Participant's Employer, or, if the Participant and the Employer cannot agree upon an arbitrator, at the Participant's option, either the arbitrator shall be selected by the American Arbitration Association pursuant to its Rules or the Participant may bring an action in any court having jurisdiction. If the disposition is arbitrated subject to this Section 10.8, the decision of the arbitrator shall be final and binding on the Participant and the Participant's Employer, and judgment thereon may be entered in any court having jurisdiction. Should either (a) the Employer, its successors or permitted assigns, or any person acting on behalf of the Employer seek to challenge the ISERP or any of its terms in any action, litigation, arbitral or legal proceeding (including, without limitation, pursuant to this Article X), or (b) any Participant or his spouse or dependent children seek to enforce the ISERP or any of its terms in any such action or proceeding, all of the Participant's and his spouse's and dependent's, and the Participant's Employer's, costs, including attorneys' fees and costs, incurred in connection with any such action, litigation or proceeding shall be paid or reimbursed by the Participant's Employer.

                                  ARTICLE XI

                           Miscellaneous Provisions
                           ------------------------

          11.1  No Assignment of Benefits.  No pension benefit payable under, or
                -------------------------
interest in, the ISERP shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, garnishment, or charge, and any attempt to do so shall be void. Any such benefit or interest shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements, or torts of any Participant or his Beneficiaries. If the President determines that any Participant or Beneficiary has become bankrupt or that any attempt has been made to anticipate, alienate, sell, transfer, assign, pledge, encumber, garnish, or charge any pension benefit payable under, or interest in, the ISERP, the President shall hold or apply such benefit or interest or any part thereof to or for the benefit of such Participant or Beneficiary.

          11.2  Releases.  In connection with any benefit or benefit payment
                --------
under the ISERP, or the designation of any Beneficiary or any election or other action taken or to be taken under the ISERP by any Participant or any other person, Infonet, acting through the President or his delegate, may require such consents or releases as the President or his delegate determines to be appropriate, and further may require any such designation, election or other action to be in writing and in a form satisfactory to the President or his delegate.

          11.3  No Waiver.  The failure of an Employer, the President or any
                ---------
other person acting on behalf thereof to demand that a Participant or other person claiming rights with respect to a Participant perform any act which such Participant or person is or may be required to perform hereunder shall not constitute a waiver of such requirement or a waiver of the right to require such act. The exercise of or failure to exercise any discretion reserved to an Employer, the President or his delegate, or to grant or deny any benefit to any Participant or other person under the ISERP shall in no way require the Employer, the President or his delegate to similarly exercise or fail to exercise such discretion with respect to any other Participant or person.

          11.4  No Contract.  The ISERP is strictly a voluntary undertaking on
                -----------
the part of the Employers and shall not be deemed to constitute a contract or part of a contract between an Employer and any Employee or other person, nor shall it be deemed to give any Employee the right to be retained for any specified period of time in the employ of an Employer or to interfere with the right of an Employer to discharge any Employee at any time, with or without cause, nor shall the ISERP interfere with the right of an Employer to establish the terms and conditions of employment of any Employee.

          11.5  Nature of ISERP Benefits.  The ISERP shall not be "funded" for
                ------------------------
tax purposes or within the meaning of ERISA. It is intended that the ISERP shall only provide deferred compensation benefits and/or welfare benefits, as the case may be, for a select group of management or highly compensated employees and, therefore, that the ISERP shall not be subject to Parts 2 and 3 of Title I of ERISA, and deferred compensation benefits under the ISERP shall not be subject to Part 4 of Title I of ERISA and welfare benefits under the ISERP shall be exempt from the reporting and disclosure provisions of Part 1 of Title I of ERISA, except for the provision of plan documents to the Secretary of Labor upon request as required by

Section 104(a) of ERISA. The Employers shall not, by virtue of any provisions of the ISERP or by any action of any person, be deemed to be trustees or other fiduciaries of any property for any Participant or Beneficiaries, and the liabilities of an Employer to any Participant or his Beneficiary pursuant to the ISERP shall be those of a debtor pursuant only to such contractual obligations as are created by the ISERP; no such obligation of an Employer shall be deemed to be secured by any pledge or other encumbrance on any property of the Employer. Pension benefits and/or premiums or similar amounts paid for the purpose of providing post-employment health and medical insurance coverage under the ISERP shall be payable from the general assets of the Employers or pursuant to such other means as the Employers deem appropriate, and no Participant or other person shall be entitled to look to any source for payment of such pension benefits and/or premiums or similar amounts paid for the purpose of providing post-employment health and medical insurance coverage other than the general assets of the Employers. To the extent that any Participant or Beneficiary acquires a right to receive payment under the ISERP, such right shall be no greater than the right of an unsecured general creditor of the Employers.

          11.6  Governing Law.  The ISERP shall be construed, administered and
                -------------
governed in all respects under and by applicable federal laws and, where state law is applicable, the laws of the State of California.

          11.7  Pronouns and Plurality.  The masculine pronoun shall include the
                ----------------------
feminine pronoun, and the singular shall include the plural where the context so indicates.
          11.8  Titles.  Titles are provided herein for convenience of reference
                ------
only and are not to serve as a basis for interpretation or construction of the ISERP.

          11.9  References.  Unless the context clearly indicates to the
                ----------
contrary, a reference to a statute, regulation or document shall be construed as referring to any subsequently enacted, adopted or executed statute, regulation or document.

          11.10  Severable Provisions.  The provisions of the ISERP are
                 --------------------
severable and if any one or more articles, sections, subsections, paragraphs, clauses or provisions of the ISERP is determined to be illegal, indefinite, invalid or otherwise unenforceable, in whole or in part, the remaining provisions, and any partially unenforceable provisions to the extent enforceable in any jurisdiction, shall continue in full force and effect and shall be binding and enforceable.

          11.11  Inability to Ascertain Amount of Payment or to Locate Payee.
                 -----------------------------------------------------------
If an amount payable under the ISERP cannot be ascertained or the person to whom it is payable has not been ascertained or located within the stated time limits under the ISERP and reasonable efforts to do so have been made, then distribution shall be made not later than thirty (30) days after such amount is determined or such person is ascertained or located.

          11.12  Minors and Incompetents.  If the President shall determine that
                 -----------------------
any person to whom payment is payable under the ISERP is unable to care for his affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefore shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, parent, or brother or sister, or to any person deemed by the President to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the President may determine in his sole discretion. Any such payment shall be a complete discharge of the liabilities of the Employers, the President and the Board of Directors under the ISERP.

          11.13  Payment Not Salary.  Any benefits payable under the ISERP shall
                 ------------------
not be deemed salary or other compensation to the Employee for the purposes of computing benefits to which he may be entitled under any pension plan or other arrangement of any Employer maintained for the benefit of its employees, unless such pension plan or arrangement provides for inclusion of such amounts as salary or other compensation.

          11.14  Withholding.  The Employers shall have the right to make such
                 -----------
provisions as they deem necessary or appropriate to satisfy any obligations they may have to withhold federal, state or local income or other taxes incurred by reason of payments or accruals pursuant to the ISERP.

          11.15  Successors of the Employers.  The ISERP shall be binding upon
                 ---------------------------
and inure to the benefit of the Employers, their successors and assigns and the Participants and their heirs, executors, administrators and legal representatives. In the event that the Employers sell all or substantially all of the assets of their business and the acquiror of such assets assumes the obligations hereunder, the Employers shall be released from any liability imposed herein and shall have no obligation to provide any benefits payable hereunder.

          11.16  Other Documents Incorporated by Reference.  Post-employment
                 -----------------------------------------
health and medical insurance coverage pursuant to Article VIIA hereof shall be provided by such insurance contracts or through such other arrangements as shall be designated by the President for such purpose, in his sole discretion. Any insurance contracts or other arrangements entered into for the purpose of providing post-employment health and medical insurance coverage pursuant to
Article VIIA hereof shall be incorporated herein by reference. The rights and conditions with respect to the benefits payable from such insurance contracts and other arrangements shall be determined from the contracts and written instruments governing such other arrangements.

                                  ARTICLE XII

                                  Definitions
                                  -----------

          For purposes of the Plan, the following definitions apply:

          "Affiliate" shall mean (a) any organization, regardless of legal form, in which Infonet owns a substantial equity or profits interest or over which Infonet has the right to exercise significant management control or influence and which is designated in writing by the President as an Affiliate for purposes of the ISERP or (b) any other organization approved by the Board of Directors as an Affiliate for purposes of the ISERP.

          "Beneficiary" shall mean the person or persons designated by the Participant to receive his death benefits under Article VI of the ISERP in the event of the Participant's death. If the Participant does not designate a Beneficiary or there is no designated Beneficiary surviving the Participant, the Beneficiary shall be the Participant's estate.

          "Board of Directors" shall mean the Board of Directors of Infonet.

          "Change in Control" shall mean (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of capital stock of Infonet possessing fifty-one percent (51%) or more of the combined voting power of Infonet's outstanding capital stock; (b) if within any two-year period, the majority of the members of the Board of Directors were to be comprised of individuals other than those persons who were members at the beginning of such period, unless the members elected during such period were approved by a majority of the Board of Directors in office immediately prior to the beginning of such period; (c) the sale of all or substantially all of Infonet's assets or (d) the approval by Infonet's shareholders of a plan of reorganization, merger or consolidation, unless immediately following such transaction fifty-one percent (51%) or more of the outstanding shares of capital stock of the corporation resulting from such transaction is then beneficially owned by persons who were shareholders of Infonet immediately prior to such transaction.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          "Continuous Service" shall mean the uninterrupted period of employment of a person by an Employer, commencing as of the date of hire of such person by an Employer and ending on the date of the Participant's Separation from Service. A medical leave of absence not exceeding twelve (12) months authorized by the Employer's written policy or any other leave of absence authorized by the Employer's written policy or approved in writing by the President shall not be deemed an interruption in Continuous Service or a Separation from Service.

          "Deemed Age" shall mean the deemed age (in years and months, counting any portion of a month as a full month) of a Participant at any point in time and which shall be the sum of (a) the Participant's deemed age as determined from time to time by the President and as set forth in the Participant's Participation Form and (b) the period of time which has elapsed since the date of such Participation Form.

          "Deemed Years of Service" shall mean the number of years (including months) of service with an Employer which a Participant shall be deemed to have completed at any point in time, which shall equal the sum of (a) the Participant's number of Deemed Years (including months, counting any portion of a month as a full month) of Service as determined from time to time by the President and as set forth in the Participant's Participation Form and (b) the Participant's number of years (including months, counting any portion of a month as a full month) of Continuous Service which the Participant has completed since the date of such Participation Form.

          "Effective Date" shall mean January 1, 1993.

          "Eligible Employee" shall mean a Top Hat Employee who has been designated by the President in writing, by name or position, as being eligible to participate in the ISERP. A person shall cease to be an Eligible Employee upon the earliest of (a) the date as of which the President notifies the person in writing that the person shall not be entitled to future benefit accruals under the ISERP or (b) the occurrence of an event described in the ISERP which terminates such participation.

          "Employee" shall mean any person employed by an Employer.

          "Employer" shall mean Infonet and its Affiliates.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

          "IDIP" shall mean the Infonet Services Corporation Deferred Income Plan, as amended from time to time.

          "Infonet" shall mean Infonet Services Corporation and any successor by merger, consolidation, purchase or otherwise.

          "Infonet Pension Plan" shall mean the Infonet Employee Pension Plan, a contributory, defined benefit pension plan which is generally available to all employees of Infonet and any successor thereto.

          "ISERP" shall mean the Infonet Services Corporation Supplemental Executive Retirement Plan, as set forth herein, as amended from time to time.

          "Lump Sum Value" shall mean the lump sum actuarial equivalent (using the assumptions referenced in the second sentence of Section 1.05 of the Infonet Pension Plan) of a Participant's pension benefits under the ISERP.

          "Participant" shall mean any Eligible Employee who has been selected to participate in the ISERP by the President and has executed and returned to the President the appropriate Participation Form.

          "Participation Form" shall mean the document, which shall be substantially similar to the form annexed hereto as Annex A, that extends participation in the ISERP to an Eligible Employee and which sets forth the amount of a Participant's projected pension benefits under the ISERP and the key data which will be used to calculate the Participant's pension benefits. The Participation Form shall be provided by the Employer to each Eligible Employee and shall indicate: (a) his consent that he, his beneficiaries and successors in interest shall be bound by the provisions of the ISERP, as amended from time to time; (b) the Beneficiary designated by the Participant and (c) such other information as may be required by the President.

          "Permanent Disability" shall mean permanent and total disability within the meaning of Infonet's long-term disability plan then in effect.

          "Plan Year" shall mean the fiscal year of the ISERP, which shall be the calendar year.

          "President" shall mean the person who is serving as the President of Infonet.

          "Qualified Compensation" shall mean the average monthly amount of salary and incentive compensation actually paid or made available by the Employer to a Participant during the thirty-six (36) full months immediately preceding the Participant's Separation from Service; provided that the determination of such compensation shall be made prior to any salary reduction pursuant to Code Section 125 or 401(k) and prior to any deferrals under the IDIP. Except as provided in the preceding sentence, Qualified Compensation shall not include any contribution by the Employer to, or benefits paid under, the ISERP or under any other pension, fringe benefit, group insurance or other employee plan (including without limitation any severance plan) heretofore or hereafter adopted or any deferred compensation arrangement.

          "Secretary" shall mean the person who is serving as the Secretary of Infonet.

          "Separation from Service" shall mean a Participant's termination of employment as an Employee for any reason.

          "Top Hat Employee" shall mean an Employee who is a member of a select group of management or highly compensated employees (within the meaning of Section 301(a)(3) of ERISA) of an Employer.

                                    ANNEX A
                                    -------

                         INFONET SERVICES CORPORATION

                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                   ("ISERP")

                              PARTICIPATION FORM
                              ------------------


Name of Participant:  _________________________________

Effective Date of this Form:  ___________________________

Initial Deemed Age (as of __________________ ):  ________________________

Initial Deemed Years of Service (as of ____________ ):________________________


Pension Benefit. If the sum of the Participant's Deemed Age and Deemed Years of Service as of the date of the Participant's Separation from Service is at least equal to the numbers set forth below and the Participant has attained the Minimum Deemed Age set forth below, the Participant shall be paid a monthly pension benefit equal to the corresponding stated percentage of the Participant's Qualified Compensation, offset by the Participant's monthly benefits under the Infonet Pension Plan, all as provided by and subject to the terms and conditions of the ISERP. If the Participant has attained the Minimum Deemed Age set forth below and satisfies the conditions for at least one of the following stated levels of benefits but not for the next higher level of benefits, the applicable percentage of Qualified Compensation shall be extrapolated to the closest hundredth of a percent of his Qualified Compensation based on the Table below. If a Participant ceases to be a Participant or an Eligible Employee, he shall thereupon cease further pension benefit accruals under the ISERP.


Sum of Deemed Age
And Deemed Years       Percentage of Qualified        Minimum
   Of Service                Compensation           Deemed Age
   ----------                ------------           ----------
      65                          38%
      75                          43%
      85                          50%

Health and Medical Insurance Coverage. A Participant who satisfies the requirements for a pension benefit as described above shall, upon his Separation from Service, be entitled to post-employment health and medical coverage under the ISERP for himself, his spouse and his dependent children, all as provided by and subject to the terms and conditions of the ISERP.


Infonet hereby offers you continued participation in the ISERP, as Amended and Restated effective as of October 1, 2000, under the above terms and conditions and the terms and conditions of the Amended and Restated ISERP.

INFONET SERVICES CORPORATION



By________________________________            _____________________
  President's Signature                       Date




[SEAL]


I have read the ISERP, as Amended and Restated effective as of October 1 2000, and agree to participate in it as set forth above and agree to be bound by all its terms and conditions. I represent that I am an active participant in the Infonet Employee Pension Plan and have participated in the Infonet Employee Pension Plan since ______________________.



___________________________________           _____________________
Participant's Signature                       Date